                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                September 3, 2002

                         World Health Alternatives, Inc.
             (Exact name of registrant as specified in its charter)

           Florida                      333-84934                04-3613924
 (State or other jurisdiction of   (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)

               155 Lime Kiln Road, Darlington, Pennsylvania 16115
                    (Address of principal executive offices)

                                 (724) 891-6618
                           (Issuer's telephone number)

                                 Not Applicable
          (Former name or former address, if changed since last report)

                             All Correspondence to:
                               Brenda Lee Hamilton
                         Hamilton, Lehrer & Dargan, P.A.
                          2 East Camino Real, Suite 202
                            Boca Raton, Florida 33432
                            Telephone (561) 416-8956
                            Facsimile (561) 416-2855

Item 9. Regulation FD Disclosure

On September 3, 2002, we filed Form 10-QSB Quarterly Report for the period ended
May 31, 2002 with the United States Securities and Exchange Commission. In
connection with the new legislation that requires our Chief Executive Officer and Chief Financial Officer to certify periodic reports that contain financial statements, we have attached as Exhibit 99.1 to this Form 8-K Current Report the
Certification of Edward G. Siceloff, our President, Chief Executive Officer,
Chief Financial Officer, and Principal Accounting Officer.

Exhibits

99.1 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Health Alternatives, Inc.

/s/ Edward G. Siceloff
By:  Edward G. Siceloff
President, Chief Executive Officer, Chief Financial Officer, and Principal
Accounting Officer

Date: September 3, 2002